SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

                                   --------
                  Deutsche Global Real Estate Securities Fund




Effective October 1, 2016, the following information replaces the existing disclosure contained under the "AVERAGE ANNUAL TOTAL RETURNS" sub-heading of the "PAST PERFORMANCE" section of the fund's prospectus.


AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2015 expressed as a %)


After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

                                  CLASS           1          5       SINCE
                              INCEPTION        YEAR      YEARS   INCEPTION
                            -----------  ----------  ---------  ----------
CLASS A before tax           7/3/2006        -5.59       5.89       2.42
---------------------------  --------       ------       ----       ----
  After tax on distribu-
  tions                                      -7.16       4.31       0.79
  After tax on distribu-
  tions and sale of fund
  shares                                     -3.16       3.92       1.19
--------------------------- --------        ------       ----       ----
CLASS C before tax           7/3/2006        -0.58       6.31       2.21
---------------------------  --------       ------       ----       ----
INST CLASS before tax        7/3/2006        0.52        7.54       3.41
---------------------------  --------       ------       ----       ----
CLASS S before tax           7/3/2006        0.03        7.34       3.25
---------------------------  --------       ------       ----       ----
MSCI WORLD INDEX
(reflects no deduction for
fees, expenses or taxes)                     -0.87       7.59       4.60
--------------------------- --------        ------       ----       ----
FTSE EPRA/NAREIT
DEVELOPED NR INDEX
(reflects no deduction for
fees or expenses)                            -0.79       7.17       3.55
--------------------------- --------        ------       ----       ----
FTSE EPRA/NAREIT
DEVELOPED TR INDEX
(reflects no deduction for
fees, expenses or taxes)                     0.05        7.96       4.28
--------------------------- --------        ------       ----       ----

On October 1, 2016, the FTSE EPRA/NAREIT Developed Index, the fund's secondary market index, will be calculated with a net return ("NR") calculation. Currently, the secondary benchmark calculates with a total return ("TR") calculation and does not consider withholding tax. The new benchmark calculation approximates the minimum possible dividend reinvestment by applying withholding tax where applicable. The Advisor believes that this calculation change better aligns the secondary benchmark with the fund's primary benchmark.

               Please Retain This Supplement for Future Reference


September 27, 2016
PROSTKR-705

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